UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT





                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 1, 2007
                              PUBLIC STORAGE, INC.
             (Exact Name of Registrant as Specified in its Charter)


           California                    1-8389                  95-3551121
-------------------------------  ------------------------    -------------------
(State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
         Incorporation)                                      Identification No.)


701 Western Avenue, Glendale, California                        91201-2349
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)

                                 (818) 244-8080
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

X Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01         OTHER EVENTS

         As disclosed in our Proxy Statement for our 2007 Annual Meeting of Shareholders, our board of directors has unanimously approved a proposal to reorganize Public Storage from a California corporation into a Maryland real estate investment trust. Subject to shareholder approval, the reorganization will be accomplished through the merger of Public Storage, Inc., a California corporation (the "Corporation"), with and into Public Storage, a Maryland real estate investment trust and wholly owned subsidiary of the Corporation that will be the survivor of the merger (the "Trust"). Following the reorganization, the board of directors of the Corporation will serve as the board of trustees of the Trust.

         We intend to make the following corporate governance changes in connection with the reorganization:

         1) Cumulative voting. The bylaws of the Corporation permit cumulative voting for the election of directors, subject to certain notice requirements. The Declaration of Trust (the "Declaration") of the Trust currently does not permit cumulative voting. We intend to amend the Declaration of the Trust to permit cumulative voting for the election of directors, consistent with Maryland law.

         2) Special Meetings of Shareholders. The bylaws of the Corporation provide for special meetings of the shareholders to be called at any time by the board, the chairman of the board, the president, or by the holders of not less than 10% of the shares entitled to vote at the meeting. The bylaws of the Trust provide for special meetings of the shareholders to be called at any time by the board or trustees, or by the chairman of the board, or by the president, or by one or more shareholders holding shares in the aggregate entitled to cast not less than a majority of the votes at the meeting. We intend to amend the bylaws of the Trust to reduce the threshold for shareholders to call a special meeting to not less than 20% of the shares entitled to vote at the meeting.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2007


                                        PUBLIC STORAGE, INC.

                                        By:  /s/ Stephanie Heim
                                             -------------------
                                             Stephanie Heim
                                             Vice President